                                                               SCHEDULE 14A
                                                  Information Required in Proxy Statement
                                                              (Rule 14a-101)
                                                         SCHEDULE 14A INFORMATION
                                        Proxy Statement Pursuant to Section 14(a) of the Securities
                                                           Exchange Act of 1934
                                                             (Amendment No. )

Filed by the Registrant                                                /X/
Filed by a Party other than the Registrant                             /   /

Check the appropriate box:
/   /    Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ X/     Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                                   OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                                            A SERIES OF OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

                                             (Name of Registrant as Specified in its Charter)

                                                            DEBORAH A. SULLIVAN

                                                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
         or Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other  underlying  value of  transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.
/  /     Check box if any part of the fee is offset as provided by  Exchange  Act Rule  0-11(a)(2)  and  identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement  number,  or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.
(3)      Filing Party:
(4)      Date Filed:

                                 PROXY CARD OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                                                    PROXY CARD
                               A SERIES OF OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

                     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2002

The  undersigned,  revoking prior proxies,  hereby  appoints  Robert Zack,  Brian Wixted,  Katherine  Feld,  Denis
Molleur,  and Kathleen  Ives, and each of them, as  attorneys-in-fact  and proxies of the  undersigned,  with full power of  substitution,  to vote  shares  held in the name of the  undersigned  on the record  date at the Special
Meeting  of  Shareholders  of  Oppenheimer  New  Jersey  Municipal  Fund (the  "Fund"),  a series  of  Oppenheimer
Multi-State  Municipal Trust, to be held at 6803 South Tucson Way, Englewood,  Colorado,80112,  on August 5, 2002,
at 1:00 P.M. Mountain time, or at any adjournment  thereof,  upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of  TRUSTEES,  and all  proposals  (set forth on the reverse side of this proxy card) have been proposed by the Board of TRUSTEES.  When properly executed,  this proxy will be voted as indicated on the reverse side or "FOR" a proposal if no choice is  indicated.  The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

                                                                          VOTE VIA THE TELEPHONE:  1-800-597-7836
                                                                          CONTROL NUMBER:  999  9999  9999  999

                                                                          Note:  Please sign this proxy  exactly as
                                                                          your  name  or  names   appears   hereon.
                                                                          Each joint owner  should  sign.  Trustees
                                                                          and  other  fiduciaries  should  indicate
                                                                          the  capacity  in which  they  sign,  and
                                                                          where  more  than  one  name  appears,  a
                                                                          majority  must  sign.  If a  corporation,
                                                                          partnership   or   other   entity,   this
                                                                          signature   should  be  that  of  a  duly
                                                                          authorized  individual  who should  state
                                                                          his or her title.

                                                                          Signature

                                                                          Signature of joint owner, if any

                                                                          Date

      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

1.       To approve the elimination or amendment of certain fundamental investment policies of the Fund:
     FOR     AGAINST       ABSTAIN

A.       Investing in real estate                                                                [  ]     [  ]              [  ] 1.A
B.       Industry concentration                                                                  [  ]     [  ]              [  ] 1.B
C.       Borrowing                                                                               [  ]     [  ]              [  ] 1.C
D.       Lending                                                                                 [  ]     [  ]              [  ] 1.D

2.       To approve an Amended and Restated Class B                                              [ ]      [  ]               [ ] 2.
     Distribution and Service Plan and Agreement (only Class B shareholders may vote on this proposal)

                                                   OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                                            a Series of OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

                                                6803 South Tucson Way, Englewood, CO 80112

                                           Notice Of Special Meeting Of Shareholders To Be Held

                                                              August 5, 2002

To the Shareholders of Oppenheimer New Jersey Municipal Fund:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Oppenheimer New Jersey Municipal Fund (the "Fund"),
a series of Oppenheimer Multi-State Municipal Trust (the "Trust") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at
1:00 P.M. Mountain time, on August 5, 2002.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.       To approve the amendment of certain fundamental investment policies of the Fund;

2.       To approve an amended and restated Class B 12b-1 Distribution and Service Plan and Agreement (only Class B shareholders may vote on this proposal); and

3.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on April 22, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote in favor of each proposal. WE URGE YOU TO MARK, SIGN,
DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
June 10, 2002

                                                 PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                                         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                                             TABLE OF CONTENTS

                                                                                                          Page

Questions and Answers                                                                                        -

Introduction to Proposal 1                                                                                   -

Proposal 1:       To approve the amendment of certain fundamental                                            -
                  investment policies of the Fund

Proposal 2:       To approve an amended and restated Class B 12b-1 Distribution and                          -
                  Service Plan and Agreement (only Class B Shareholders may vote on this proposal)

Information About the Fund                                -

Further Information About Voting and the Meeting                                                                  -

Other Matters                                             -

EXHIBIT A:  Amended and Restated Class B 12b-1 Distribution and Service Plan                                 A-1
                  and Agreement

                                                   OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                                            a Series of Oppenheimer Multi-State Municipal Trust

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Trustees of Oppenheimer New Jersey Municipal Fund (the "Fund"), a series of Oppenheimer Multi-State Municipal Trust (the
                  "Trust") have asked that you vote on several matters at the Special Meeting of Shareholders to be held on August 5, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on April 22, 2002 are entitled to vote at the Meeting or any adjournment of the
                  Meeting. Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional share) for each matter presented at the Meeting. It is expected that the Notice of Meeting, Proxy Ballot and Proxy Statement will be mailed to shareholders of record on or about June 10, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To approve the amendment of certain fundamental investment policies of the Fund; and

2.       To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement (Class B Shareholders Only).

Q.       How do the Trustees Recommend that I Vote?

A.       The Trustees recommend that you vote:

1.       FOR the amendment of each of the Fund's fundamental investment policies proposed to be eliminated or amended, as the case may be; and

2.       FOR the approval of the Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement.

Q.       What are the Reasons for the Proposed Changes to some of the Fund's Fundamental Investment Policies?

A.       Some of the Fund's current policies reflect regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current regulations require.  The Fund's Trustees and the Fund's investment advisor,
                  OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increasing the Fund's ability to take advantage of investment opportunities.

         Q.       How Can I Vote?

A.       You can vote in three (3) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting (if you are a record owner)
o        By telephone (please see the insert for instructions)

                      Voting by telephone is convenient and can help reduce the Fund's expenses.  Whichever method you choose, please
                                             ----------     -----------------------------------
                      take the time to read the full text of the proxy statement before you vote.

                  Please be advised that the deadline for voting by telephone is 3:00 p.m. (EST) on the last business day before the
                  Meeting.

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Trustees' recommendations.  Telephonic votes will be recorded according to the telephone voting procedures, respectively, described in the "Further Information About Voting and the Meeting" section below.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (EST) on the last business day before the Meeting if you are a record owner.

Q.       How Can I Get More Information About the Fund?

                  Copies of the Fund's annual report dated July 31, 2001 and semi-annual report dated January 31, 2002 have previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.708.7780, write to the Fund at OppenheimerFunds Services, P.O. Box
                  5270, Denver, Colorado 80217-5270 or visit the Oppenheimer funds website at www.oppenheimerfunds.com.

         Q.       Whom Do I Call If I Have Questions?

A.       Please call us at 1.800.708.7780.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                                                   OPPENHEIMER NEW JERSEY MUNICIPAL FUND
                                            A Series of OPPENHEIMER MULTI-STATE MUNICIPAL TRUST

                                                              PROXY STATEMENT

                                                      Special Meeting of Shareholders
                                                         To Be Held August 5, 2002

         This statement is furnished to the shareholders of Oppenheimer New Jersey Municipal Fund (the "Fund"), a series of Oppenheimer
Multi-State Municipal Trust (the "Trust") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain
time, on August 5, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about
June 10, 2002.

                                                           SUMMARY OF PROPOSALS

------- ---------------------------------------------------------------------- -----------------------------------
        Proposal                                                               Shareholders Voting
------- ---------------------------------------------------------------------- -----------------------------------
------- ---------------------------------------------------------------------- -----------------------------------
1.      To approve the amendment of certain fundamental investment policies for the Fund:
------- ---------------------------------------------------------------------- -----------------------------------
------- ---------------------------------------------------------------------- -----------------------------------
        A.       Amend the policy prohibiting the Fund from
             investing                          in real estate to clarify
             that the Fund may invest in real estate investment trusts and     All
             other issuers that have interests in real estate.
------- ---------------------------------------------------------------------- -----------------------------------
------- ---------------------------------------------------------------------- -----------------------------------
        B.  Amend the policy on concentration.                                 All
------- ---------------------------------------------------------------------- -----------------------------------
------- ---------------------------------------------------------------------- -----------------------------------
        C.  Amend the policy on borrowing.                                     All
------- ---------------------------------------------------------------------- -----------------------------------
------- ---------------------------------------------------------------------- -----------------------------------
        D.  Amend the policy on lending.                                       All
------- ---------------------------------------------------------------------- -----------------------------------
------- ---------------------------------------------------------------------- -----------------------------------
2.      To approve an Amended and Restated Class B 12b-1 Distribution and      Class B Shareholders Only
        Service Plan and Agreement.
------- ---------------------------------------------------------------------- -----------------------------------

Introduction to Proposal 1

A.       What is the Historical Background of the Fund's Current Investment Policies?

         The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either
"fundamental" or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the Trustees without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.

         The Investment Company Act of 1940 ("1940 Act") requires that certain policies of the Fund be classified as fundamental.
Proposal 1 is intended to modernize the Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

         Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies
(referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and are no longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

         With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and OppenheimerFunds, Inc. (the "Manager") to be unnecessary or unwarranted. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments. The proposed standardized changes will not affect the Fund's investment objective.

B.       Why do the Fund's Trustees Recommend the Proposed Changes?

         The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the
Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

         Although the Trustees believe the proposed changes in fundamental investment policies will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with investment in the Fund.  In addition, the Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

         The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in Proposal 1 separately.
If approved, the effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes.
If any sub-proposal in Proposal 1 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

                        PROPOSAL 1: TO APPROVE THE AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

A.  Real Estate.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing real estate.  The Fund's policy regarding investments in real estate is required to be fundamental.  The Fund's Trustees propose that the Fund's current fundamental policy be clarified and remain a fundamental policy as indicated below.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund  cannot  invest in real  estate.  This  restriction  The  Fund   cannot   invest  in  real   estate,   physical
 shall not  prevent  the Fund  from  investing  in  municipal  commodities or commodity  contracts,  except to the extent securities or other  permitted  securities  that are secured  permitted  under  the 1940 Act,  the rules or  regulations
 by real estate or interests in real estate.                   thereunder  or any exemption  therefrom,  as such statute, rules or regulations  may be amended or  interpreted  from time to time.

         The proposed policy permits the Fund to: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, securities or other instruments backed by, or the investment return of which is linked to changes in the price of physical commodities or currencies. Therefore, amending the existing policy as proposed is not expected to increase the risk of an investment in the Fund.

         The purpose of this proposal is to clarify the Fund's permitted investments and to conform the Fund's policy in this area with that of other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

B.  Industry Concentration.

         The Fund currently has a fundamental investment policy prohibiting it from "concentrating" its investments, that is, investing
"to the extent of  25%" of its total assets in any one industry, excluding securities issued or guaranteed by the United States government or its agencies and instrumentalities and municipal securities in general, and New Jersey municipal securities.  Consistent with the SEC staff's interpretation of "concentration" under the 1940 Act, the Fund interprets this policy to apply to "25% or more" of its total assets rather than "to the extent of 25%."  The Trustees propose that the Fund's industry concentration policy remain fundamental, but be amended to state that it applies to "25% or more" of the Fund's total assets and to clarify that the policy does not apply to investments in securities issued by other mutual funds. The Trustees believe that amending this policy as proposed will not affect management of the
Fund.  The current and proposed policies are stated below.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund cannot  concentrate  its  investments to the extent  The Fund cannot  invest 25% or more of its total assets in
 of 25% of its total assets in any industry.  However,  there  any  one   industry.   That   limit   does  not  apply  to
 is no limitation as to the Fund's  investments  in municipal  securities issued or guaranteed by the U.S.  government or
 securities   in   general   or  in  New   Jersey   municipal  its agencies and  instrumentalities  or securities  issued securities,  or in obligations issued by the U.S. Government  by  investment  companies.  Nor does that  limit  apply to
 and its agencies or instrumentatlities.                       municipal   securities  in  general,   or  to  New  Jersey
                                                               municipal securities.

         The purpose of this proposal is to clarify the Fund's fundamental policy on industry concentration and to conform the Fund's policy in this area to one that is consistent with that of other Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment policies to which the Oppenheimer funds are subject.  If shareholders approve this proposal, the Fund would be permitted to enter into a fund-of-funds arrangement the risks of which are discussed in detail in the next paragraph.

         The ability of the Fund to invest in other mutual funds is restricted by Section 12(d)(1) of the 1940 Act.  NSMIA amended
Section 12 to permit mutual funds to enter into so-called fund-of-funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes.  The Fund is a party to an exemptive order from the SEC permitting it to enter into a fund-of-funds arrangement with other affiliated funds. Elimination of this fundamental investment policy is necessary to permit the Fund to take advantage of the exemptive relief.  However, the Fund does not currently anticipate participating in a fund-of-funds arrangement.  Although it may do so in the future should shareholders approve this proposal, the Fund's prospectus would have to be updated to reflect such a change in policy.

         An investment in another mutual fund may result in the duplication of expenses.  Should the Trustees determine in the future that the Fund's participation in a fund-of-funds arrangement is in the best interests of the Fund, the Trustees would consider and take steps to mitigate the potential for duplication of fees in determining whether the Fund's participation in such an arrangement is suitable for the Fund and its shareholders.

C. Borrowing.

         The 1940 Act imposes  certain  restrictions  on the  borrowing  activities of mutual funds.  A fund's  borrowing  policy must be a fundamental investment policy.

         The  restrictions  on borrowing are designed to protect  mutual fund  shareholders  and their  investments in a fund by limiting a fund's ability to leverage its assets.  Leverage  exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some mutual funds also borrow for investment purposes. The Fund currently does not borrow for investment purposes.

         There are risks associated with borrowing.  Borrowing  exposes  shareholders and their  investments in a fund to a greater risk of loss.  For example,  borrowing may cause the value of a fund's  shares to be more  volatile  than if the fund did not borrow.  In addition, to the extent a fund  borrows,  it will pay  interest  on the money that it  borrows,  and that  interest  expense  will raise the  overall expenses of the fund and reduce its  returns.  The interest  payable on the borrowed  amount may be more (or less) than the return the fund receives from the securities  purchased with the borrowed amount.  Whether or not this  sub-proposal is approved by shareholders,  the Fund currently does not anticipate that, under normal market conditions, its borrowings would exceed five (5) percent of its net assets.

         The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

         The current and proposed  fundamental  investment  policies are set forth below. The current policy on borrowing requires the Fund to borrow only from banks for  temporary  purposes,  and limits the Fund's  borrowings  for this  purpose to 10% of its assets.  The Fund's current  policy also limits the Fund's  borrowings  from banks for  investment  purposes to 5% of the Fund's  total  assets.  The  Trustees propose that the current policy be amended to permit the Fund to borrow as permitted under the 1940 Act.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund cannot borrow money or securities  for any purposes  The  Fund  may not  borrow  money,  except  to the  extent except  that (a)  borrowing  up to 10% of the  Fund's  total  permitted  under  the 1940 Act,  the rules or  regulations assets from banks and/or affiliated  investment companies as  thereunder or any exemption  therefrom  that is applicable a temporary measure for extraordinary or emergency  purposes  to the Fund, as such statute,  rules or regulations may be and (b)  borrowing  up to 5% of the Fund's  total assets for  amended or interpreted from time to time.
 investment  purposes,  is permitted.  As fundamental policy, borrowings  can be made only to the extent that the value of
 the  Fund's  assets,   less  its   liabilities   other  than
 borrowings,  is  equal to at  least  300% of all  borrowings
 (including the proposed borrowing).

         Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow  is up to one-third of its total assets (including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or
renewed.   If shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Fund.

         If this sub-proposal and the lending sub-proposal described below in Paragraph 1.D. ("Lending") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the Fund to borrow from and lend to other
Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well. If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the Fund's best interest to borrow from or lend to other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

D. Lending.

         Under the 1940 Act, a fund's policy regarding lending must be fundamental.  It is proposed that the current  fundamental policy be replaced by a revised  fundamental  policy that permits the Fund to engage in lending to the extent the Fund's  lending is consistent  with the 1940  Act,  the rules  thereunder  or any  exemption  from the 1940 Act that is  applicable  to the Fund.  In  addition,  the Fund also proposes to clearly state that  investments  in debt  instruments  or other similar  evidences of  indebtedness  are not  prohibited by the
Fund's investment policy on making loans.

               Current Fundamental Policy                                Proposed Fundamental Policy
               --------------------------                                ---------------------------
 The  Fund  cannot  make  loans  except  (a) by  lending  The  Fund  cannot   make  loans,   except  to  the  extent
 portfolio securities,  (b) through the purchase of debt  permitted  under  the 1940 Act,  the rules or  regulations instruments or similar  evidences of indebtedness,  (c)  thereunder or any exemption  therefrom  that is applicable through  repurchase  agreements,  and  (d)  through  an  to the Fund, as such statute,  rules or regulations may be
 interfund   lending   program  with  other   affiliated  amended or interpreted from time to time.
 funds.  No  such  loan  may be made  through  interfund
 lending if, as a result,  the  aggregate of those loans
 would  exceed 33 1/3% of the value of the Fund's  total
 assets  (taken at market  value at the time the loan is
 made).

         Currently, the 1940 Act permits (a) lending of securities, (b) purchasing debt instruments or similar evidences of indebtedness, and (c) investing in repurchase agreements. If shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the Fund's prospectus will be updated to reflect the 1940 Act's current restrictions regarding lending.  The Fund, however, currently does not anticipate making loans which are subject to the risk that the borrower may fail to pay interest due under the terms of the loan or repay the principal amount loaned.

         If this sub-proposal and the borrowing sub-proposal described above in Paragraph 1.C. ("Borrowing") are approved by shareholders, and the Fund were to seek and obtain the necessary regulatory relief, it would be possible for the Fund to lend to and borrow from other Oppenheimer funds whose policies permit such activity and that have obtained the necessary regulatory relief as well.
If all of the pre-conditions noted in the preceding sentence were satisfied and the Fund's Trustees were to determine that it was in the
Fund's best interest to lend to or borrow from other Oppenheimer funds, the Fund's prospectus would be updated to reflect such a practice.

                                               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                            THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

                                       PROPOSAL 2: TO APPROVE AN AMENDED AND RESTATED CLASS B 12b-1
                                                DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                                        (CLASS B SHAREHOLDERS ONLY)

         Class B shares were first offered to the public on March 1, 1994.  At that time, the Fund had adopted a Distribution and Service
Plan and Agreement for Class B shares. In 1994, the Board of Trustees approved an amendment to the Fund's Class B Distribution and
Service Plan to eliminate a provision that would require the Fund to continue to make payments to OppenheimerFunds Distributor, Inc. (the
"Distributor") after a termination of the Distribution and Service Plan Agreement.

         At a meeting of the Board of Trustees held December 13, 2001, the Manager proposed the adoption of a new Distribution and
Service Plan (the "Proposed Plan"), which is a "compensation type plan" instead of the current "reimbursement type plan."  The Fund's
Board of Trustees, including a majority of the Independent Trustees (who are not affiliated persons or interested persons of the Fund as defined in the 1940 Act), approved the Proposed Plan, subject to shareholder approval, and determined to recommend the Proposed Plan for approval by the shareholders.  A copy of the Proposed Plan is attached as Exhibit A to this proxy statement, and is hereby submitted to
Class B shareholders for approval.

         Rule 12b-1 of the 1940 Act permits the Fund to adopt both the Proposed Plan and the current Distribution and Service Plan and
Agreement (the "Current Plan") and each plan conforms with the rules of the National Association of Securities Dealers, Inc. ("NASD").
The payments under the Proposed Plan will remain subject to the limits imposed by the NASD.  The Fund's Board of Trustees most recently approved the Current Plan on October 12, 2000 and October 12, 2001.

Description of the Distribution and Service Plans.  Under both the Proposed Plan and the Current Plan, the Fund makes payments to the
Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares.  The Fund pays the Distributor an asset-based sales charge of 0.75% per year of Class B shares outstanding for no more than six years, and the Fund also pays the Distributor a service fee of 0.25% per year.  Each fee is computed on the average annual net assets of Class B shares of the Fund.

Service Fee.  Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients.  The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but are not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of
personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.  The Distributor is permitted under the Proposed and Current Plans to retain service fee payments to compensate it for rendering such services.

         Under both the Proposed Plan and the Current Plan, service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers.  The
Distributor retains the service fee during the first year shares are outstanding.  In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

         The main difference between the proposed and current plan for the payment of the service fee is that under the current Plan, the
Fund reimburses the Distributor for service fee payments made to Recipients.  Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.25% per annum without regard to the Distributor's expenses.  Under the Current Plan, the full 0.25%
service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is anticipated that under the Proposed Plan the full 0.25% service fee currently paid by the Fund will continue to be passed through the Distributor and paid to Recipients.  The amount of the service fee payments made by the Fund is not expected to increase as a result of this proposal should the Proposed Plan be approved by shareholders.

Asset-Based Sales Charge.  The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to reimburse the
Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class B shares.  Under the Current
Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares;
(ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients; (iii)
paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky"
registration expenses; and (v) any services rendered by the Distributor that a Recipient may render as described above.

         The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B Shares.  Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B Shares may include:  (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B
Shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B Shares by
Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class B Shares; and (iv) paying certain other direct distribution expenses.

         Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following:
distributing sales literature and prospectuses other than those furnished to current Class B shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class B shares by the Recipient, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

         The Proposed Plan provides that payments may be made in connection with Class B Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

         Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%.  The
Proposed Plan provides that the Distributor may advance the service fee for the first year at the time of sale, pay the service fee quarterly or pay the service fee more frequently than quarterly.  The Proposed Plan also provides that the Distributor may pay the asset-based sales charge on Class B shares instead of paying the commission.  The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.  Thereafter, the Distributor pays the service fee to Recipients and retains the asset-based sales charge.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the
Fund.  The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Class B Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed within six years of their purchase, as described in the Fund's prospectus.

         Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Plan.  Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

         Like the service fee, the main difference between the Proposed and Current Plans regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and, under the Proposed Plan, the
Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses.  As discussed below, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan.  This possibility is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan.

Additional Information.  Both Plans have the effect of increasing annual expenses of Class B Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be.  Payments by the Fund to the Distributor under the Current
Plan for the fiscal year ended July 31, 2001 were $328,466 (1.00% of the Fund's average net assets represented by Class B Shares during that period) of which the Distributor paid $738 to an affiliate of the Distributor and retained $281,627 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.  The balance was paid to Recipients not affiliated with the
Distributor.

         If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval or such later date as the Fund's officers may determine and continue in effect until October 31, 2002 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of
Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.  Either plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class B shares.  Neither the Current Plan nor the Proposed Plan may be amended to increase materially the amount of payments to be made without approval by Class B shareholders.  All material amendments to either plan must be approved by a majority of the Independent Trustees.  If the Class B shareholders do not approve this Proposal, the Current Plan will remain in effect.

         Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent
Trustees.  This requirement does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

         Under either plan, the Board of Trustees may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees.  Under both
Plans, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.  Each plan permits the Distributor and the
Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund.  The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees.  In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination.  The Board, including the Independent
Trustees, did not single out any factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision.  The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors.

         The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares.  This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

         The Distributor identified two main difficulties with the Current Plan.  These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

         The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds.  Over time, a shareholder may enter into a number of exchanges.

         The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses on a per share basis as exchanges occur.  As a result, the Distributor may not receive full reimbursement for its distribution-related expenses under the Current Plan.

         It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved.  When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

         The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution.  The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other Oppenheimer funds and in a reorganization with another mutual fund.

         The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the
OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales.  While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares.

         The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of
Fund shares.  It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs.  The Board concluded that this type of situation is unlikely to occur.  The
Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund.  Other differing scenarios were also reviewed.

         The level of annual payments by the Fund under the Proposed Plan will not increase over, and are not anticipated to be less than, the amounts currently paid by the Fund.  Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan.  The length of time over which the Fund's payments will continue under the
Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares.
The Board also recognized that Class B shares convert to Class A shares at the end of six years after their purchase.

         The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions.  The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan.  The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plan and the purpose for which payments were made (similar to the reports the Distributor currently provides to the Trustees under the Current Plan).  The Distributor will provide extensive annual reports to the Board which set forth the
Distributor's allocated distribution-related expenses and recovery of expenses by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data.

         The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses.  The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

         Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry.  Competition among brokers and dealers for these types of payments has intensified.  The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund.  The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, shareholders may redeem shares, or not buy more shares, and if assets decline, expenses may increase on a per share basis.  By providing a means of acquiring Fund shares without the payment of a front-end sales charge, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

         The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, because its investment advisory fees are based upon a percentage of net assets of the Fund.  The Manager was also advised by the Trustees that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares.  If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased.  The Board, including each of the Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders.  In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

                                               THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                              THAT CLASS B SHAREHOLDERS APPROVE THIS PROPOSAL

                                                        INFORMATION ABOUT THE FUND

Fund Information. As of the close of business on April 22, 2002, the Fund had 8,805,204.750 shares outstanding, consisting of
4,014,578.913 Class A shares, 3,824,533.704 Class B shares, and 966,092.133 Class C shares.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of April 22, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were: (i) Merrill Lynch Pierce Fenner and Smith, for the sole benefit of its customers, 4800 Deer
Lake Drive East, Jacksonville, Florida 32246, which owned 335,629.545 Class A shares (8.36% of the Class A shares then outstanding); (ii)
Merrill Lynch Pierce Fenner and Smith, for the sole benefit of its customers, 4800 Deer Lake Drive East, Jacksonville, Florida 32246,
which owned 311,391.467 Class B shares (8.14% of the Class B shares then outstanding);  (iii) Merrill Lynch Pierce Fenner and Smith, for
the sole benefit of its customers, 4800 Deer Lake Drive East, Jacksonville, Florida 32246, which owned 186,802.326 Class C shares (19.33%
of the Class C shares then outstanding).

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds
Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares.
OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $39,406  by the Fund during the fiscal year ended
July 31, 2001.

The Manager (including affiliates and subsidiaries) managed assets of more than $130 billion at March 31, 2002, including more than 65 funds having more than 6.3 million shareholder accounts. The Manager is a wholly owned subsidiary of Oppenheimer Acquisition Corp.
("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC
are located at 498 Seventh Avenue, New York, New York 10018. MassMutual is located at 1295 State Street, Springfield, Massachusetts
01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and 96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and
2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price
(based on, among other things, the revenue, income, working capital, and excess cash of the Manager). MassMutual may exercise call
(purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. There were no transactions by a person who serves as a Trustee of the Fund since July 31, 1999.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John Murphy, Chairman,
President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President, Chief Financial Officer and a director; O.
Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer and a director; George Batejan, Executive Vice
President and Chief Information Officer; Robert G. Zack, Senior Vice President and General Counsel; Craig Dinsell, James Ruff and Andrew
Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce
Bartlett, Robert A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan,
Thomas W. Keffer, Avram Kornberg, Chris Leavy, Angelo Manioudakis, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein,
Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Kenneth Winston, Carol Wolf, Kurt Wolfgruber and Arthur J.
Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: 498 Seventh Avenue, New York, NY
10018; 6803 South Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. Citibank, N.A., 399 Park Avenue, New York, NY  10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the
Fund for the fiscal year ended July 31, 2001, has previously been sent to shareholders. The Semi-Annual Report to Shareholders of the
Fund as of January 31, 2002 also has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or calling the Fund at 1.800.708.7780 or visiting the
Manager's website at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                             FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies.
Currently, if the Fund determines to retain the services of a proxy solicitation firm, the Fund anticipates retaining Alamo Direct Mail
Services, Inc.  By contract with the Fund, any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.

If the Fund does engage a proxy solicitation, as the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.
Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $5,000 plus the additional out-of-pocket costs,
                                                                                              ----
that may be substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.
For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at
1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the
Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the
Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class.  Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of Class B shares of the Fund voting separately by class.  As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy;
or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the
Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person if you are a record owner.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (EST) on the last business day before the Meeting.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                               OTHER MATTERS

         The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 and 2 the Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the
Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or sufficient  votes in favor of one or more  Proposals set forth in the Notice of Meeting of
Shareholders  are not received by the date of the Meeting,  the persons named in the enclosed proxy (or their  substitutes) may propose and approve  one or more  adjournments  of the Meeting to permit  further  solicitation  of proxies.  All such  adjournments  will  require the affirmative  vote of a majority  of the shares  present in person or by proxy at the session of the  Meeting to be  adjourned.  The persons named as  proxies  on the proxy  ballots  (or their  substitutes)  will vote the Shares  present  in person or by proxy  (including  broker non-votes and abstentions) in favor of such an adjournment if they determine  additional  solicitation is warranted and in the interests of the Fund's  shareholders.  A vote may be taken on one or more of the proposals in this Proxy Statement  prior to any such  adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Trustees,

                                                     Robert G. Zack, Secretary
                                                     June 10, 2002

EXHIBIT A

                                     Amended and Restated Distribution and Service Plan and Agreement

                                                                   With

                                                    OppenheimerFunds Distributor, Inc.

                                                           For Class B Shares of

                                            Oppenheimer New Jersey Municipal Fund, a Series of
                                                  Oppenheimer Multi-State Municipal Trust

         This Amended and Restated  Distribution and Service Plan and Agreement (the "Plan") is dated as of the ____ day of  _____________,
2002,  by and between  Oppenheimer  New Jersey  Municipal  Fund,  a series of  Oppenheimer  Multi-State  Municipal  Trust (the  "Fund") and
OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan. This Plan is the Fund's written  distribution  and service plan for Class B shares of the Fund (the "Shares"),  designed
         ---------
to comply with the  provisions of Rule 12b-1,  as it may be amended from time to time (the  "Rule"),  under the  Investment  Company Act of
1940  (the  "1940  Act").  Pursuant  to this Plan the Fund  will  compensate  the  Distributor  for its  services  in  connection  with the distribution of Shares, and the personal service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as  distributor  of  securities  of which it is the  issuer,  pursuant  to the Rule,  according  to the terms of this  Plan.  The terms and provisions of this Plan shall be interpreted and defined in a manner  consistent  with the provisions and definitions  contained in (i) the
Fund's  Registration  Statement,  (ii) the 1940 Act,  (iii) the Rule,  (iv) Rule 2830 of the Conduct Rules of the National  Association  of
Securities  Dealers,  Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (v) any conditions  pertaining either to  distribution-related  expenses  or to a plan of  distribution  to which the Fund is subject  under any order on which the Fund  relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.       Definitions.  As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient" shall mean any broker,  dealer,  bank or other person or entity which: (i) has rendered  assistance  (whether direct,  administrative or both) in the distribution of Shares or has provided  administrative support services with respect to Shares held by Customers  (defined below) of the Recipient;  (ii) shall furnish the  Distributor  (on behalf of the Fund) with such  information as the
Distributor  shall reasonably  request to answer such questions as may arise concerning the sale of Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall mean the members of the Fund's  Board of Trustees  who are not  "interested  persons"  (as defined  in the 1940  Act) of the Fund and who have no  direct or  indirect  financial  interest  in the  operation  of this Plan or in any agreement relating to this Plan.

          (c)     "Customers" shall mean such brokerage or other customers or investment  advisory or other clients of a Recipient,  and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

         (d)      "Qualified Holdings" shall mean, as to any Recipient,  all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this
Plan. In the event that more than one person or entity would  otherwise  qualify as Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         -------------------------------------------------------------------------

         (a)      Payments to the Distributor.  In  consideration of the payments made by the Fund to the Distributor  under this Plan, the
                  ----------------------------
Distributor  shall provide  administrative  support  services and  distribution  assistance  services to the Fund.  Such  services  include distribution  assistance and  administrative  support services  rendered in connection with Shares (1) sold in purchase  transactions,  (2)
issued in exchange for shares of another  investment  company for which the Distributor  serves as distributor or  sub-distributor,  or (3)
issued  pursuant  to a plan of  reorganization  to  which  the Fund is a party.  If the  Board  believes  that the  Distributor  may not be rendering  appropriate  distribution  assistance  or  administrative  support  services  in  connection  with the sale of Shares,  then the
Distributor,  at the  request  of the  Board,  shall  provide  the Board  with a written  report or other  information  to verify  that the
Distributor  is  providing  appropriate  services in this  regard.  For such  services,  the Fund will make the  following  payments to the
Distributor:

                   (i)  Administrative  Support Services Fees. Within  forty-five (45) days of the end of each calendar  quarter,  the Fund
                        --------------------------------------
will make  payments in the  aggregate  amount of 0.0625%  (0.25% on an annual  basis) of the average  during that  calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each  business  day (the  "Service  Fee").  Such Service Fee payments received  from the Fund will  compensate  the  Distributor  for providing  administrative  support  services with respect to Accounts.  The administrative  support services in connection with Accounts may include, but shall not be limited to, the administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees (Asset-Based  Sales Charge).  Within ten (10) days of the end of each month, the Fund
                        ----------------------------------------------------------
will make  payments in the  aggregate  amount of 0.0625%  (0.75% on an annual  basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day (the  "Asset-Based  Sales Charge")  outstanding  until such Shares are repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority of the Independent Trustees may, but are not obligated to, set a time period (the "Fund Maximum Holding  Period") from time to time for such payments.  Such  Asset-Based  Sales
Charge payments  received from the Fund will compensate the Distributor for providing  distribution  assistance in connection with the sale of Shares.

                  The  distribution  assistance to be rendered by the Distributor in connection with the Shares may include,  but shall not be limited to, the  following:  (i) paying sales  commissions  to any broker,  dealer,  bank or other  person or entity that sells  Shares, and/or paying such persons  "Advance  Service Fee Payments" (as defined  below) in advance of, and/or in amounts  greater than,  the amount provided for in Section 3(b) of this  Agreement;  (ii) paying  compensation  to and  expenses of personnel of the  Distributor  who support distribution of Shares by Recipients;  (iii) obtaining financing or providing such financing from its own resources,  or from an affiliate, for the interest and other borrowing costs of the Distributor's  unreimbursed  expenses incurred in rendering  distribution  assistance and administrative  support services to the Fund; and (iv) paying other direct  distribution  costs,  including without limitation the costs of sales  literature,  advertising  and  prospectuses  (other  than  those  prospectuses  furnished  to current  holders of the Fund's  shares
("Shareholders")) and state "blue sky" registration expenses.

         (b)      Payments to Recipients.  The Distributor is authorized under the Plan to pay Recipients (1) distribution  assistance fees
                  -----------------------
for rendering  distribution  assistance in connection with the sale of Shares and/or (2) service fees for rendering  administrative support services with respect to Accounts.  However,  no such  payments  shall be made to any Recipient for any such quarter in which its Qualified
Holdings do not equal or exceed, at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent  Trustees.  All fee payments made by the Distributor  hereunder are subject to reduction or  chargeback  so that the  aggregate  service  fee  payments  and Advance  Service  Fee  Payments do not exceed the limits on payments to
Recipients that are, or may be, imposed by the NASD Conduct Rules.  The  Distributor may make Plan payments to any "affiliated  person" (as defined in the 1940 Act) of the Distributor if such affiliated  person  qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

                  (i) Service Fee. In  consideration  of the  administrative  support  services  provided by a Recipient  during a calendar
                      ------------
quarter,  the  Distributor  shall make service fee payments to that Recipient  quarterly,  within  forty-five  (45) days of the end of each calendar  quarter,  at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of each business day, constituting  Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the  Distributor  may, at its sole  option,  make the  following  service fee  payments to any  Recipient quarterly,  within  forty-five (45) days of the end of each calendar  quarter:  (i) "Advance  Service Fee Payments" at a rate not to exceed
0.25% of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting  Qualified Holdings,  sold by the Recipient during that quarter and owned beneficially or of record by the  Recipient or by its  Customers,  plus (ii) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during  the  calendar  quarter  of the  aggregate  net asset  value of  Shares,  computed  as of the close of each  business  day, constituting  Qualified  Holdings  owned  beneficially  or of record by the Recipient or by its Customers for a period of more than one (1)
year. At the  Distributor's  sole option,  the Advance Service Fee Payments may be made more often than quarterly,  and sooner than the end of the  calendar  quarter.  In the event  Shares are  redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor on demand a pro rata portion of such Advance  Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The administrative  support services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the following:  answering  routine  inquiries  concerning the Fund,  assisting in the  establishment  and maintenance of accounts or  sub-accounts  in the Fund and  processing  Share  repurchase  transactions,  making the Fund's  investment  plans and dividend payment options  available,  and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

                  (ii)     Distribution  Assistance Fees (Asset-Based  Sales Charge)  Payments.  In its sole discretion and irrespective of
                           -------------------------------------------------------------------
whichever  alternative method of making service fee payments to Recipients is selected by the Distributor,  in addition the Distributor may make  distribution  assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875%  (0.75% on an annual basis) of the average during the calendar  quarter of the aggregate net asset value of
Shares computed as of the close of each business day constituting  Qualified  Holdings owned  beneficially or of record by the Recipient or its Customers until such Shares are  repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority of the  Independent  Trustees may, but are not obligated to, set a time period (the  "Recipient  Maximum  Holding  Period") for making such payments.  Distribution  assistance fee payments shall be made only to Recipients that are registered  with the SEC as a  broker-dealer  or are exempt from registration.

                  The  distribution  assistance to be rendered by the  Recipients in  connection  with the sale of Shares may include,  but shall not be  limited  to,  the  following:  distributing  sales  literature  and  prospectuses  other  than  those  furnished  to  current
Shareholders,  providing  compensation to and paying  expenses of personnel of the Recipient who support the  distribution of Shares by the
Recipient,  and providing such other  information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A majority of the  Independent  Trustees may at any time or from time to time increase or decrease the rate of fees to be paid to the Distributor or to any Recipient,  but not to exceed the rates set forth above,  and/or direct the Distributor to set, eliminate or modify the Fund Maximum Holding Period,  any Minimum Holding Period,  the Recipient  Maximum Holding Period and/or any Minimum Qualified
Holdings and/or to split  requirements so that different time periods apply to shares that are afforded  different  shareholder  privileges and features.  The Distributor  shall notify all Recipients of any Minimum Qualified  Holdings,  Maximum Holding Period and Minimum Holding
Period that are  established  and the rate of payments  hereunder  applicable to Recipients,  and shall provide each Recipient with written notice  within thirty (30) days after any change in these  provisions.  Inclusion of such  provisions  or a change in such  provisions in a revised current prospectus, Statement of Additional Information or supplement to either shall constitute sufficient notice.

         (d)      The Service Fee and the Asset-Based  Sales Charge on Shares are subject to reduction or elimination under the limits that apply to such fees and charges under the NASD Conduct Rules relating to sales of shares of open-end funds.

         (e)      Under the Plan,  payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI") from its own resources
(which may include  profits  derived from the advisory fee it receives from the Fund),  or (ii) by the  Distributor  (a subsidiary of OFI), from its own resources,  from Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients are intended to have certain rights as third-party  beneficiaries  under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided  distribution  assistance or administrative  support services  qualifying for payment  under the Plan if it has  Qualified  Holdings of Shares that entitle it to payments  under the Plan.  In the event that either the Distributor or the Board should have reason to believe that,  notwithstanding the level of Qualified  Holdings,  a Recipient may not be rendering appropriate  distribution  assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other information to verify that said  Recipient is providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor  or the Board of
Trustees still is not satisfied after the receipt of such report,  either may take  appropriate  steps to terminate the Recipient's  status as such under the Plan, whereupon such Recipient's rights as a third-party  beneficiary hereunder shall terminate.  Additionally,  in their discretion,  a majority of the Fund's Independent  Trustees at any time may remove any broker,  dealer, bank or other person or entity as a
Recipient,  where upon such person's or entity's rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate or in any way make the Fund liable to make any payment  whatsoever  to any person or entity other than directly to the  Distributor.  The Distributor has no obligation to pay any Service Fees or Distribution  Assistance Fees
to any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection and  Nomination  of Trustees.  While this Plan is in effect,  the selection and  nomination of persons to be Trustees of
         --------------------------------------
the Fund who are not  "interested  persons" of the Fund  ("Disinterested  Trustees")  shall be committed to the discretion of the incumbent
Disinterested  Trustees.  Nothing herein shall prevent the incumbent Disinterested Trustees from soliciting the views or the involvement of others in such  selection or  nominations  as long as the final  decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer  of the Fund shall  provide  written  reports to the Fund's  Board for its
         -------
review,  detailing the amount of all payments  made under this Plan and the purpose for which the payments were made.  The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall provide  that:  (i) such  agreement may be
         -------------------
terminated at any time,  without payment of any penalty,  by a vote of a majority of the  Independent  Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement;  (iii) such agreement  shall  automatically  terminate in the event of its  "assignment"  (as defined in the 1940 Act);  (iv) such  agreement  shall go into  effect when  approved by a vote of the Board and its
Independent  Trustees cast in person at a meeting called for the purpose of voting on such agreement;  and (v) such agreement shall, unless terminated as herein  provided,  continue in effect from year to year only so long as such  continuance is  specifically  approved at least annually  by a vote of the Board  and its  Independent  Trustees  cast in person at a  meeting  called  for the  purpose  of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and Amendment.  This Plan has been approved by a vote of the Board and its Independent
         ----------------------------------------------------------
Trustees  cast in person at a meeting  called on  December  13,  2001,  for the  purpose  of  voting on this  Plan.  Unless  terminated  as hereinafter  provided,  it shall continue in effect until renewed by the Board in accordance with the Rule and thereafter from year to year or as the Board may otherwise  determine but only so long as such  continuance is specifically  approved at least annually by a vote of the
Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

         This Plan may not be amended to increase  materially  the amount of payments to be made under this Plan,  without  approval of the
Class B Shareholders at a meeting called for that purpose,  and all material  amendments must be approved by a vote of the Board and of the
Independent Trustees.

          This Plan may be  terminated  at any time by vote of a majority  of the  Independent  Trustees or by the vote of the holders of a
"majority" (as defined in the 1940 Act) of the Fund's  outstanding Class B voting shares.  In the event of such termination,  the Board and its  Independent  Trustees shall determine  whether the  Distributor  shall be entitled to payment from the Fund of all or a portion of the
Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder  and Trustee  Liability.  The Distributor  understands  that the obligations of the Fund under this Plan
         --------------------------------------------------
are not binding upon any Trustee or shareholder of the Fund  personally,  but bind only the Fund and the Fund's  property.  The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming  Trustee and shareholder  liability for acts or obligations of the Fund.

                                            Oppenheimer New Jersey Municipal Fund,
                                            a series of Oppenheimer Multi-State Municipal Trust

                                            By:      ____________________________________

                                            OppenheimerFunds Distributor, Inc.

                                            By:      ____________________________________